Cannabis Growth Fund

Class I Shares

(Ticker Symbol: CANIX)

A series of Investment Managers Series Trust II (the “Trust”)

Supplement dated June 7, 2021, to the

Prospectus and Statement of Additional Information (“SAI”),

each dated June 1, 2021, as supplemented.

Based on the recommendation of the Fund’s advisor, Foothill Capital Management, LLC (the “Advisor”), the Board of Trustees of the Trust has approved the reorganization of the Cannabis Growth Fund (the “Fund”) into an exchange-traded fund (the “Reorganization”). The Reorganization will occur pursuant to an Agreement and Plan of Reorganization whereby the Fund will transfer all of its assets and liabilities to the Cannabis Growth ETF (the “ETF”), a newly created series of the Trust. Each shareholder of the Fund will receive shares of the ETF equal to the value of the shares of the Fund owned by the shareholder. There will be no change in the Fund’s investment objective, principal investment strategies or portfolio management in connection with the Reorganization, and the Advisor will continue to serve as the investment advisor of the ETF after the Reorganization. The Reorganization is not generally expected to result in the recognition of gain or loss by the Fund or its shareholders for U.S. federal income tax purposes (except with respect to cash received by shareholders in lieu of fractional shares, if any). The costs of the Reorganization will be borne by the Advisor.

No vote of the shareholders of the Fund is required to approve the Reorganization. A Prospectus/Information Statement that contains important information about the Reorganization and the ETF, including information about investment strategies, risks, fees and expenses, will be mailed before the consummation of the Reorganization to holders of the Fund’s shares as of the record date. The Reorganization is expected to take effect in the 2nd quarter of 2021.

Please file this Supplement with your records.